SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to

Section 13 or 15(d) of

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 18, 2004

APPLIED EXTRUSION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19188	51-0295865
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15 Read’s Way New Castle, Delaware 19720 (Address of principal executive offices, including zip code)

(302) 326-5500 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                              ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 20, 2004, the Company executed a commitment letter (the “GE Commitment Letter”) with GE Commercial Finance for a $125,000,000 Debtor In Possession Credit Facility (the “DIP Facility”) and a $125,000,000 Plan of Reorganization Credit Facility (the “Exit Facility”).  Pursuant to the GE Commitment Letter, GE Commercial Finance agreed to provide the Company with the DIP Facility and the Exit Facility, each consisting of a $55,000,000 Senior Secured Revolving Credit Facility, a $50,000,000 Senior Secured Term Loan and a $20,000,000 Last Out Term Loan.

On October 18, 2004, the Company executed the Third Amendment to the Restructuring Agreement dated August 24, 2004, extending the Solicitation Commencement Date to October 25, 2004.  A copy of the Third Amendment to the Restructuring Agreement dated as of October 18, 2004 is attached hereto as Exhibit 10.1 and such exhibit is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED EXTRUSION TECHNOLOGIES, INC.

	By:	/s/ Brian P. Crescenzo
		Name:	Brian P. Crescenzo
		Title:	Vice President, Secretary
and Chief Financial Officer

Date: October 20, 2004

EXHIBIT INDEX

Exhibit 10.1	Third Amendment to the Restructuring Agreement dated October 18, 2004.